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                                                                   Exhibit 10.32

     THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.


                      WARRANT TO PURCHASE PREFERRED STOCK
                                       of
                                  GETTHERE.COM


                         Void after September 14, 2002

          This Warrant is issued to Air Canada, or its registered assigns ("Holder") by GetThere.com, a California corporation (the "Company"), on September 14, 1999 (the "Warrant Issue Date"). This Warrant is issued pursuant to the terms of that certain Preferred Stock and Warrant Purchase Agreement dated as of the Warrant Issue Date, a copy of which is attached hereto as Attachment A (the "Purchase Agreement").
------------

          1.  Purchase Shares. Subject to the terms and conditions hereinafter
              ---------------
set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to Two Hundred Thousand (200,000) fully paid and nonassessable shares of Series E Preferred Stock of the Company, as constituted on the Warrant Issue Date (the "Preferred Stock"). The number of shares of Preferred Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to
Section 8 hereof.

          2.  Exercise Price. The purchase price for the Shares shall be $12.50,
              --------------
as adjusted from time to time pursuant to Section 8 hereof (the "Exercise
Price").

          3.  Exercise Period. This Warrant shall be exercisable, in whole or in
              ---------------
part, during the term commencing on October 25, 1999 and ending at 5:00 p.m. on September 14, 2002; provided, however, that in the event of (a) the closing of the Company's sale or transfer of all or substantially all of its assets or (b) the closing of the acquisition of the Company by another entity by means of merger, consolidation or other transaction or series of related transactions, resulting in the exchange of the outstanding shares of the Company's capital stock unless (i) the shareholders of the Company immediately prior to such
      ------
transaction or series of related transactions are holders of a majority of the voting equity securities of the surviving or acquiring corporation immediately thereafter and (ii) each of such shareholders immediately prior to such transaction or series of related transactions holds the same pro rata share of such majority of the voting equity securities of the surviving or acquiring corporation as each hold of the Company immediately prior to such transaction or series of related transactions, this Warrant shall, on the date of such event, no longer be exercisable and become null and void. In the event of a proposed transaction of the kind described above, the Company shall notify the Holder at least twenty (20) days prior to the consummation of such event or transaction.

          4.  Method of Exercise. While this Warrant remains outstanding and
              ------------------
exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

              (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Election attached hereto, to the Secretary of the Company at its principal offices; and

              (b) the payment to the Company of a cash amount equal to the aggregate Exercise Price for the number of Shares being purchased, such amount to be paid by check or wire transfer.

          5.  Net Exercise. In lieu of exercising this Warrant pursuant to
              ------------
Section 4, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Preferred Stock equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of shares of Preferred Stock computed using the following formula:

                        Y (A - B)
                        ---------
                   X =      A

     Where:   X =  The number of shares of Preferred Stock to be issued to the
                   Holder pursuant to this net exercise;

              Y = The number of Shares in respect of which the net issue election is made;

              A = The fair market value of one share of the Preferred Stock at the time the net issue election is made;

              B = The Exercise Price (as adjusted to the date of the net issuance).

For purposes of this Section 5, the fair market value of one share of Preferred Stock (or, to the extent all such Preferred Stock has been converted into the Company's Common Stock) as of a particular date shall be determined as follows:
(i) if traded on a securities exchange or through the Nasdaq Stock Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty (30) day period ending three (3) days prior to the net exercise election; (ii) if traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the net exercise; and (iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company; provided, that, if the Warrant is being exercised upon the closing of the IPO, the value will be the initial "Price to Public" of one share of such Preferred Stock (or of the aggregate number of shares of Common Stock issuable upon conversion of such Preferred Stock) specified in the final prospectus with respect to such offering.

          6.  Certificates for Shares.  Upon the exercise of the purchase rights
              -----------------------
evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty (30) days of the delivery of the subscription notice. In case the holder shall exercise this Warrant with respect to less than all of the Shares that may be purchased under this Warrant, the Company shall execute a new warrant in the form of this Warrant for the balance of such Shares and deliver such new warrant to the holder of this Warrant.

          7.  Issuance of Shares.  The Company covenants that it will at all
              ------------------
times keep available such number of authorized shares of its Series E Preferred Stock, free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

          8.  Adjustment of Exercise Price and Number of Shares. The number of
              -------------------------------------------------
and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

              (a)  Subdivisions, Combinations and Other Issuances. If the
                   ----------------------------------------------
Company shall at any time prior to the expiration of this Warrant subdivide its Preferred Stock, by split-up or otherwise, or combine its Preferred Stock, or issue additional shares of its Preferred Stock or Common Stock as a dividend with respect to any shares of its Preferred Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

              (b)  Reclassification, Reorganization and Consolidation. In case
                   --------------------------------------------------
of any reclassification, capital reorganization, or change in the Preferred Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Preferred Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

              (c) Immediately prior to the closing of any public offering of the Company's equity securities in which all of the Company's outstanding Preferred Stock is converted into Common Stock (provided, however, that any shares of Series D1, D2 or D3 Preferred Stock which are not converted into Common Stock in such public offering shall not be included in the conditions of this subsection 8(c)), any portion of this Warrant then not exercised will thereafter be exercisable for the number of shares of the Company's Common Stock that would have resulted from the conversion, pursuant to the Company's Articles of Incorporation as of such public offering, of the maximum number of shares of Preferred Stock that could have been acquired by the Holder upon the exercise of the unexpired portion of this Warrant immediately prior to such public offering.

              (d)  Notice of Adjustment. When any adjustment is required to be
                   --------------------
made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Warrant Price, the Company shall promptly notify the holder of such event and of the number of shares of Preferred Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

              (e)  No Impairment. The Company and the holder of this Warrant
                   -------------
will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company or the holder of this Warrant, respectively, but will at all times in good faith assist in the carrying out of all the provisions of this Section 8 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Company and the holder of this Warrant against impairment.

          9.  No Fractional Shares or Scrip. No fractional shares or scrip
              -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

          10. No Shareholder Rights. Prior to exercise of this Warrant, the
              ---------------------
Holder shall not be entitled to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 10 shall limit the right of the Holder to be provided the Notices required under this Warrant.

          11. Registration Rights. The Shares issuable upon exercise of this
              -------------------
Warrant, and any securities issuable upon conversion of such Shares, possess certain "piggyback" registration rights as set forth in Section 5.2 of that certain Amended and Restated Investors'

Rights Agreement, dated the Warrant Issue Date, by and among the Company and the Investors listed on Schedule A thereto.
                    ----------

          12.  Transfers of Warrant. Subject to compliance with applicable
               --------------------
federal and state securities laws, this Warrant and all rights hereunder are transferable in whole or in part by the Holder to any person or entity upon written notice to the Company. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the holders one or more appropriate new warrants.

          13.  Successors and Assigns. The terms and provisions of this Warrant
               ----------------------
and the Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

          14.  Amendments and Waivers. Any term of this Warrant may be amended
               ----------------------
and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

          15.  Notices. All notices required under this Warrant and shall be
               -------
deemed to have been given or made for all purposes (i) upon personal delivery,
(ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one business day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

          16.  Attorneys' Fees. If any action of law or equity is necessary to
               ---------------
enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

          17.  Captions. The section and subsection headings of this Warrant are
               --------
inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

          18.  Governing Law. This Warrant shall be governed by the laws of the
               -------------
State of California as applied to agreements among California residents made and to be performed entirely within the State of California.

          19.  Termination Date. This Warrant shall terminate, not be
               ----------------
exercisable for any shares of Preferred Stock (or any other securities of the Company) and be null and void on the earliest of (i) the date when both the Holder and the Company consent in writing to terminate the Warrant, (ii) the date when either the Holder or the Company exercises its rights under that certain Letter Agreement between the Holder, the Company and America West Airlines, Inc., dated September __, 1999, or (iii) the date three (3) years from the Warrant Issue Date (such earliest date shall herein be referred to as the "Termination Date").

          IN WITNESS WHEREOF, GetThere.com caused this Warrant to be executed by an officer thereunto duly authorized.

                              GETTHERE.COM



                              By: /s/ Kenneth Pelowski
                                 -----------------------------------------------
                                 Kenneth Pelowski,
                                 Chief Operating Officer and Chief Financial
                                 Officer

                        SIGNATURE PAGE TO GETTHERE.COM
                              AIR CANADA WARRANT

                               NOTICE OF EXERCISE
                               ------------------



To:  GetThere.com

          The undersigned hereby elects to [check applicable subsection]:

________  (a)  Purchase _________________ shares of Series E Preferred Stock of
               _________________, pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice;

          OR

________  (b)  Exercise the attached Warrant for [all of the shares] [________
               of the shares] [cross out inapplicable phrase] purchasable under the Warrant pursuant to the net exercise provisions of Section 5 of such Warrant.

          The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                              WARRANTHOLDER:

                              _________________________________________


                              By:______________________________________
                                 [NAME]

                    Address:  _________________________________________

                              _________________________________________

Date:________________


Name in which shares should be registered:

__________________________________________